Events after the reporting period	12 Months Ended
Jun. 30, 2024
Disclosure of non-adjusting events after reporting period [abstract]
Events after the reporting period
Note 34. Events after the reporting period

Bitmain Hardware Purchase
The Group entered into a new firm purchase agreement with Bitmain Technologies Delaware Limited (“Bitmain”) dated 16 August 2024, to purchase approximately 39,000 Bitmain S21 XP miners (approximately 10.5 EH/s) at a price of $21.5/TH. The purchased miners are scheduled to be shipped in October and November 2024. The total contracted cost (excluding shipping and taxes) is $226,395,000 payable in instalments.
No other matter or circumstance has arisen since 30 June 2024 that has significantly affected, or may significantly affect the Group's operations, the results of those operations, or the Group's state of affairs in future financial years.